UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2003 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC3)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-106925-08                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                             745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC3 pursuant to the terms of the Trust Agreement, dated as of September 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC3
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK,


Date: November 25, 2003       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC3
                         STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      102,799,000.00    96,596,946.37    6,889,042.52    106,605.46    6,995,647.98      0.00            0.00       89,707,903.85
A2       18,159,000.00    18,159,000.00            0.00     24,428.90       24,428.90      0.00            0.00       18,159,000.00
M1       13,530,000.00    13,530,000.00            0.00     20,381.44       20,381.44      0.00            0.00       13,530,000.00
M2       10,127,000.00    10,127,000.00            0.00     23,413.06       23,413.06      0.00            0.00       10,127,000.00
M3        3,646,000.00     3,646,000.00            0.00      9,457.32        9,457.32      0.00            0.00        3,646,000.00
M4        6,076,000.00     6,076,000.00            0.00     20,165.57       20,165.57      0.00            0.00        6,076,000.00
M5        2,836,000.00     2,836,000.00            0.00      9,412.37        9,412.37      0.00            0.00        2,836,000.00
B         1,620,000.00     1,620,000.00            0.00      5,376.60        5,376.60      0.00            0.00        1,620,000.00
P               100.00           100.00            0.00    174,476.65      174,476.65      0.00            0.00              100.00
R                 0.00             0.00            0.00          0.00            0.00      0.00            0.00                0.00
TOTALS  158,793,100.00   152,591,046.37    6,889,042.52    393,717.37    7,282,759.89      0.00            0.00      145,702,003.85

X         3,240,722.54     3,240,722.54            0.00  1,075,493.05    1,075,493.05      0.00            0.00        3,240,722.54
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1     86359A2P7      939.66815212  67.01468419       1.03702818       68.05171237     872.65346793     A1        1.370000 %
A2     86359A3T8    1,000.00000000   0.00000000       1.34527782        1.34527782   1,000.00000000     A2        1.670000 %
M1     86359A2Q5    1,000.00000000   0.00000000       1.50638877        1.50638877   1,000.00000000     M1        1.870000 %
M2     86359A2R3    1,000.00000000   0.00000000       2.31194431        2.31194431   1,000.00000000     M2        2.870000 %
M3     86359A2S1    1,000.00000000   0.00000000       2.59388919        2.59388919   1,000.00000000     M3        3.220000 %
M4     86359A2T9    1,000.00000000   0.00000000       3.31888907        3.31888907   1,000.00000000     M4        4.120000 %
M5     86359A2U6    1,000.00000000   0.00000000       3.31888928        3.31888928   1,000.00000000     M5        4.120000 %
B      86359A3S0    1,000.00000000   0.00000000       3.31888889        3.31888889   1,000.00000000     B         4.120000 %
P      N/A          1,000.00000000   0.00000000 1,744,766.500000  1,744,766.500000   1,000.00000000     P         0.000000 %
TOTALS                960.94254958  43.38376491       2.47943626       45.86320117     917.55878467

X      N/A          1,000.00000000   0.00000000     331.86829071      331.86829071   1,000.00000000     X         0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------



Total Beginning Number of Loans                                                                                           1,926
Beginning Collateral Balance                                                                                     155,831,768.90
Scheduled Interest                                                                                                 1,360,450.79
Scheduled Principal                                                                                                  119,184.97
Liquidation Proceeds                                                                                                       0.00
Insurance Proceeds                                                                                                         0.00
Repurchased Principal                                                                                                      0.00
Unscheduled Principal (Payoffs and Curtailments)                                                                   6,769,857.55
Current Losses                                                                                                             0.00
Ending Collateral Balance                                                                                        148,942,726.38
Total Ending Number of Loans                                                                                              1,843

Weighted Average Mortgage Rate for All Loans                                                                            10.46 %
Weighted Average Net Mortgage Rate for All Loans                                                                         9.96 %

Weighted Average Term to Maturity                                                                                        320.00

OverCollateralization Amount                                                                                       3,240,822.53
Targeted OverCollateralization Amount                                                                              3,240,676.45
OverCollateralization Deficiency Amount                                                                                    0.00
OverCollateralization Release Amount                                                                                       0.00
Monthly Excess Interest                                                                                            1,072,773.94
Monthly Excess Cash Flow Amount                                                                                    1,072,773.94
Extra Principal Distribution Amount                                                                                        0.00

Servicing Compensation                                                                                                64,929.91
Credit Risk Manager Fee                                                                                                1,947.90
Trustee Fee                                                                                                            1,558.32

Current Advances Required                                                                                                  0.00
Current Advances Actually Made                                                                                             0.00
Current Advances Shortfall                                                                                                 0.00
Cummulative Advances                                                                                                       0.00

Loans Delinquent
                                          Group 1
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        77             7,128,886.53                  4.79 %
                                         2 Month                        18             1,282,462.29                  0.86 %
                                         3 Month                         4               259,456.59                  0.17 %
                                          Total                         99             8,670,805.41                  5.82 %
                                          Group Totals
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        77             7,128,886.53                  4.79 %
                                         2 Month                        18             1,282,462.29                  0.86 %
                                         3 Month                         4               259,456.59                  0.17 %
                                          Total                         99             8,670,805.41                  5.82 %

                                         Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                              Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                   19            1,701,345.53                  1.14 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                   19            1,701,345.53                  1.14 %

Loans in Bankruptcy
                                                              Loans in Bankruptcy

                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    7              483,141.36                  0.32 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    7              483,141.36                  0.32 %

Loans in REO
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

Prepayment Penalties                                                                                174,476.65

Realized Losses
Current Realized Losses                                                                                   0.00
Cummulative Realized Losses                                                                               0.00

Class M1 Unpaid Realized Loss Amount                                                                      0.00
Class M2 Unpaid Realized Loss Amount                                                                      0.00
Class M3 Unpaid Realized Loss Amount                                                                      0.00
Class M4 Unpaid Realized Loss Amount                                                                      0.00
Class M5 Unpaid Realized Loss Amount                                                                      0.00
Class B Unpaid Realized Loss Amount                                                                       0.00

Substitution Loan Amount                                                                                  0.00

Outstanding Interest Shortfall
Class A1 Outstanding Interest Shortfall                                                                   0.00
Class A2 Outstanding Interest Shortfall                                                                   0.00
Class M1 Outstanding Interest Shortfall                                                                   0.00
Class M2 Outstanding Interest Shortfall                                                                   0.00
Class M3 Outstanding Interest Shortfall                                                                   0.00
Class M4 Outstanding Interest Shortfall                                                                   0.00
Class M5  Outstanding Interest Shortfall                                                                  0.00
Class B  Outstanding Interest Shortfall                                                                   0.00
Class X Outstanding Interest Shortfall                                                                    0.00

Net Rate Carryover Amount - Class A1                                                                      0.00
Unpaid Net Rate Carryover Amount - Class A1                                                               0.00
Net Rate Carryover Amount - Class A2                                                                      0.00
Unpaid Net Rate Carryover Amount - Class A2                                                               0.00
Net Rate Carryover Amount - Class M1                                                                      0.00
Unpaid Net Rate Carryover Amount - Class M1                                                               0.00
Net Rate Carryover Amount - Class M2                                                                      0.00
Unpaid Net Rate Carryover Amount - Class M2                                                               0.00
Net Rate Carryover Amount - Class M3                                                                      0.00
Unpaid Net Rate Carryover Amount - Class M3                                                               0.00
Net Rate Carryover Amount - Class M4                                                                      0.00
Unpaid Net Rate Carryover Amount - Class M4                                                               0.00
Net Rate Carryover Amount - Class M5                                                                      0.00
Unpaid Net Rate Carryover Amount - Class M5                                                               0.00
Net Rate Carryover Amount - Class B                                                                       0.00
Unpaid Net Rate Carryover Amount - Class B                                                                0.00

Current Period Relief Act Interest Shortfalls                                                             0.00
Class A1 Interest Accrual Relief Act Reduction                                                            0.00
Class A2 Interest Accrual Relief Act Reduction                                                            0.00
Class M1 Interest Accrual Relief Act Reduction                                                            0.00
Class M2 Interest Accrual Relief Act Reduction                                                            0.00
Class M3 Interest Accrual Relief Act Reduction                                                            0.00
Class M4 Interest Accrual Relief Act Reduction                                                            0.00
Class M5  Interest Accrual Relief Act Reduction                                                           0.00
Class B Interest Accrual Relief Act Reduction                                                             0.00
Total Class Interest Accrual Relief Act Reduction                                                         0.00

Net Prepayment Interest Shortfalls                                                                        0.00
Class A1 Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Class A2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Class M3  Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class M4 Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Class M5  Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class B  Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Total Class Interest Accrual Relief Act Reduction                                                         0.00

Net Prepayment Interest Excess                                                                            0.00

Basis Risk Interest Shortfalls Paid                                                                       0.00
Class A1 Basis Risk Interest Shortfalls Paid                                                              0.00
Class A2 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M5 Basis Risk Interest Shortfalls Paid                                                              0.00
Class B Basis Risk Interest Shortfalls Paid                                                               0.00

Total Basis Risk Interest Shortfalls Paid                                                                 0.00
Class A1 Basis Risk Interest Shortfalls Paid                                                              0.00
Class A2 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                              0.00
Class M5 Basis Risk Interest Shortfalls Paid                                                              0.00
Class B Basis Risk Interest Shortfalls Paid                                                               0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                     1,000.00
Proceeds from Permitted Investments                                                                       0.00
Deposits to the Basis Reserve Fund                                                                        0.00
Ending Balance                                                                                        1,000.00

Cap Agreement Payments from Seller to X Class                                                         2,719.11

Applicable Libor Rate                                                                                 1.120000

Has the Trigger Event Occured                                                                               NO

Rolling 3 Month Prior Delinquency Percentage                                                               N/A

Cummulative Realized Losses as a Percentage of Original Collateral Balance                            0.0000 %

Available Funds                                                                                   8,184,563.40
Interest Remittance Amount                                                                        1,295,520.88
Principal Remittance Amount                                                                       6,889,042.52

Class X Distributable Amount                                                                      1,075,493.05
